      NUMBER                                                     SHARES
        WB                     WESTERN BANCORP

   COMMON STOCK                                              COMMON STOCK

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF CALIFORNIA
                                                           CUSIP 957683 10'5


This Certifies that





Is the record holder of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF ___________________________WESTERN BANCORP____________________________

  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:                         WESTERN BANCORP
                                     INCORPORATED
                                     MAY 20, 1983
                                      CALIFORNIA

      ARNOLD C. HAHN                               HUGH S. SMITH, JR.
        SECRETARY                         CHAIRMAN AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
   U.S. STOCK TRANSFER CORPORATION
           TRANSFER AGENT AND REGISTRAR

                   AUTHORIZED SIGNATURE

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT - _______Custodian_________
TEN ENT - as tenants by the                            (Cust)          (Minor)
           entireties                        under Uniform Gifts to Minors
JT TEN  - as joint tenants with right        Act______________________________
          of survivorship and not as                     (State)
          tenants in common      UNIF TRF MIN ACT - ___Custodian (until age___)
                                                  (Cust)
                                                _______under Uniform Transfers
                                                 (Minor)
                                                to Minors Act ________________
                                                                  (State)

       Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________

                                  X _________________________________________

                                  X _________________________________________
                                NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed





By________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-16.